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                                                                    Exhibit 23.1
                                                                    ------------

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
SonoSite, Inc.:

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG LLP
                                        ----------------------------
                                        KPMG LLP

Seattle, Washington
November 16, 1999